SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 23, 2003

                            ULTRASTRIP SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Florida                        000-25663                65-0841549
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission            (IRS Employer
 of incorporation)                    File Number)           Identification No.)


                 3515 S.E. Lionel Terrace, Stuart, Florida 34997
     ----------------------------------------------------------- ----------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (772) 287-4846

Item 5.  Other Events and Regulation F-D Disclosure.

         On October 15, 2003, UltraStrip Systems, Inc. announced that its Board of Directors selected Stephen R. Johnson as its new Chief Executive Officer and a Company director. The Company also announced the resignation of Robert O. Baratta as President, Chief Executive Officer, and Company director, the resignation of Patrick Bischoff as a Company director, the election of J.C. "Jim" Rushing III as a Company director, and the resignation of Scott R. Baratta as Senior Vice President of Finance.

A copy of the press release making such announcement is filed herewith as
Exhibit 99.1 and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

             99.1 Press Release dated October 15, 2003

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ULTRASTRIP SYSTEMS, INC.


                                            By: /s/ Stephen R. Johnson
                                                --------------------------------
                                            Name:  Stephen R. Johnson
                                            Title: Chief Executive Officer

Dated:  October 23, 2003

                                  EXHIBIT INDEX
                                  -------------

         99.l Press Release dated October 15, 2003